Exhibit 32

                    CERTIFICATION PURSUANT TO

                      18 U.S.C. SECTION 1350

                      AS ADOPTED PURSUANT TO

          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of PSB Bancorp, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.   The Report fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of
     1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



/s/ Anthony DiSandro,
-------------------------------------
President and Chief Executive Officer



/s/ John Carrozza,
-------------------------------------
Senior Vice President and
  Chief Financial Officer

Dated: August 14, 2003